SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2012
SUBSEQUENT EVENT [Abstract]
SUBSEQUENT EVENT
NOTE 11 - SUBSEQUENT EVENTS

a.
During March 2013, the Company received various complaints from its distributer regarding failures of the Company's products installed at end clients' sites. The complaints were forwarded to the Company with a demand to reimburse the distributer for the losses they have allegedly suffered in the amount of approximately 1 million Euros. Given the early stage of the claim, the Company cannot currently estimate the possible range of outcomes from this claim. This distributor is responsible for a significant amount of the Company's revenues, and a breakdown in the relationship could have a material adverse effect on the Company's results of operations.

b.	As for the agreement signed in March 2013, see note 1.